EXHIBIT 10.13

              ASSIGNMENT AND SECOND MODIFICATION OF LEASE AGREEMENT

         THIS ASSIGNMENT AND SECOND MODIFICATION OF LEASE AGREEMENT ("Modification"), Made this 30th day of June, 1996, by and between OAKWOOD BUSINESS CENTER LIMITED PARTNERSHIP, a Delaware limited partnership, as successor to STS Buildings Associates, L.P., a Delaware limited partnership, (hereinafter referred to as "LANDLORD"), KOS HOLDINGS, INC., a Florida corporation, (formerly Kos Pharmaceuticals, Inc.) (hereinafter referred to as "ASSIGNOR") and KOS PHARMACEUTICALS, INC., a Florida corporation, which is a wholly owned subsidiary of KOS Holdings, Inc. hereinafter referred to as "ASSIGNEE".

                                   WITNESSETH:

         WHEREAS, STS Building Associates, L.P. and KOS Pharmaceuticals, Inc., did heretofore on the 15th day of May, 1990 enter into a certain Lease Agreement for premises located at Two Oakwood Boulevard, SUITE 140, Hollywood, Florida 33020; which said Lease Agreement was amended by that Modification and Extension Agreement dated June 6, 1996 (collectively sometimes hereinafter the "Lease Agreement"); and

         WHEREAS, Assignor and Assignee have represented to Landlord that KOS Pharmaceuticals, Inc. changed its name to KOS Holdings, Inc., and that thereafter KOS Holdings, Inc., formed a wholly-owned subsidiary known as KOS Pharmaceuticals, Inc., the proposed Assignee herein, and based solely upon such representations, Landlord herein agrees as follows; and

         WHEREAS, the parties hereto desire to further modify said Lease Agreement upon certain terms and conditions as more fully set forth hereinafter.

         NOW, THEREFORE, in consideration of the promises, covenants and undertakings hereinafter set forth and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. RECITATIONS: The foregoing recitations are true and correct and are incorporated herein by this reference.

         2. CONFLICTS: In the event of a conflict between any of the terms, conditions and/or provisions of this Modification and any of the terms, conditions and/or provisions of the Lease Agreement, the terms, conditions and/or provisions of this Modification shall prevail.

         3. DEFINED TERMS: Except as otherwise provided in this Modification, all defined terms shall have the meanings such defined terms have in the Lease Agreement.

         4. TERM: The Termination Date of the Lease Agreement as set forth in
Section 3 of the Lease Agreement and modified in Section 2 of the Modification and Extension Agreement dated June 6, 1996, shall be further modified to provide for a Termination Date of November 30, 1998.

         5. BASE RENT: The Annual Base Rent as set forth in Section 5 of the Lease Agreement shall be paid as follows:

PERIOD          PERIOD           ANNUAL             MONTHLY
COMMENCING      ENDING           BASE RENT          BASE RENT
----------      ------           ---------          ---------
Current thru    11/30/96         $47,145.00         $3,928.75
12/1/96         11/30/97         $49,479.84         $4,123.32
12/1/97         11/30/98         $51,949.32         $4,329.11

         6. OPTION TO EXTEND THE LEASE TERM: Tenant shall have the option with one hundred and twenty (120) days prior written notice to Landlord to extend the Term of the Lease for a period of time not less then twelve (12) months nor longer than twenty-four (24) months ("Option Term"). The Base Rent for the Option Term shall be as follows:

PERIOD          PERIOD           ANNUAL             MONTHLY
COMMENCING      ENDING           BASE RENT          BASE RENT
----------      ------           ---------          ---------
12/1/98         11/30/99         $54,027.27         $4,502.27
12/1/99         11/30/00         $56,188.36         $4,682.36

         7. USE: Provided Assignee obtains and pays for all applicable licenses, permits, approvals and zoning/land use variances/changes, then Assignee shall be allowed to conduct commercial manufacturing in the Demised Premises in addition to the other uses set forth under the Lease Agreement.

         8. CONSTRUCTION: Landlord agrees to allow Tenant to make interior improvements to the Demised Premises. Said improvements shall be built in substantial compliance with the plans and specifications described in Exhibit "A" attached hereto. All work shall be performed by Tenant and at Tenant's sole cost and expense.

                  Landlord and Tenant agree that upon Tenant's vacating and Demised Premises and upon Landlord's written request, Tenant shall be responsible for returning the Demised Premises to the condition as requested by Landlord which shall include as follows:

         (a) VENTS/EXHAUST DUCTS: Remove all vents and exhaust ducts and cap at roof. Repair dropped ceiling as necessary.

         (b) PLUMBING: (1) Cut off all plumbing at partitions, cap and cover with face plate (2) cap and cover all floor drains.

         (c) FLOORING: (1) Remove all raised flooring and beams at lab area and return to original concrete flooring grade.

         (d) ELECTRIC: Cap all electric connections at partitions and cover with face plate.

         (e) PARTITIONS: Patch all damaged drywall partitions and repaint accordingly.

         9. ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT: Assignor for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and the considerations set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged has transferred and assigned, and by these presents does transfer and assign unto Assignee that certain Lease Agreement between Assignor, as "Lessee", and Landlord as "Lessor", dated May 15, 1990 for certain Premises located at Suite 140, Two Oakwood Boulevard, Hollywood, Florida 33020 ("Premises" or "Demised Premises"), together with all of the rights, interests and deposits of Assignor thereunder,

         Assignee hereby assumes and agrees to observe and perform each and every duty and obligation on the part of the "Lessee" to be observed and performed pursuant to said Lease, and Assignee recognized and attorns to Landlord and "Lessor" under the Lease Agreement.

         Landlord hereby acknowledges and consents to this Assignment of Lease from Assignor to Assignee and to the assumption by Assignee of the "Leasee's" duties and obligations thereunder.

         Nothing contained herein shall release, relieve or in any manner modify the duties and obligations of Assignor under the Lease Agreement, and Assignor shall remain fully liable for the payment and performance of each and every duty and obligation on the part of the "Lessee" to be observed and performed pursuant to the Lease Agreement, whether accruing prior to or subsequent to this Modification.

         The consent by Landlord to this Modification shall not constitute a waiver of the necessity for such consent to any subsequent assignment.

         Assignor hereby represents and warrants to Assignee as follows:

         A. That Assignor and Landlord agree that Assignor has not deposited a Security with Landlord.

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         B. That the Lease has not been modified or amended in any way except as set forth above and a true and correct copy of the Lease Agreement is attached hereto.

         C. That Assignor has made no prior outstanding transfer, assignment, hypothecation or pledge of the Lease, except as indicated herein.

         10. RATIFICATION AND CONFIRMATION: Except as specifically modified and assigned hereby , all of the terms, provisions and conditions of the Lease Agreement of May 15th, 1990, as amended or modified, shall remain in full force and effect and are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification of Lease Agreement the day and year first above written.

                                 Executed this ___day of _____________ 1996.

WITNESSES:                                          LANDLORD

                                 OAKWOOD BUSINESS CENTER LIMITED PARTNERSHIP, a Delaware Limited partnership

                                 By:      OBC Genpar, Inc.
                                 Its:     General Partner

__________________________       By:____________________________________
                                 Its:

__________________________
As to LANDLORD

                                 Executed this ___ day of _____________ 1996.

WITNESSESS:                                       ASSIGNOR

                                 KOS PHARMACEUTICALS, INC.,
                                 a Florida corporation

/S/  CAROLYN LEMAIRE             By:/S/ KATHRYN JAHARIS
--------------------                -----------------------------------------
                                 Name:  Kathryn Jaharis
                                 Title: President

/S/  LAURA BONITTO               Attest:/S/  JUAN F. RODRIGUEZ
------------------                      ----------------------
As to TENANT                     Name:  Juan F. Rodriguez
                                 Title: Controller

                                         (CORPORATE SEAL)

                                 Executed this 30th day of June 1996.

WITNESSES:                                       ASSIGNEE

                                  KOS PHARMACEUTICALS, INC.,
                                  a wholly owned subsidiary of
                                  Kos Holdings, Inc.

/S/  CAROLYN LEMAIRE              By:/S/  DANIEL M. BELL
--------------------              -------------------------------
                                  Name:  Daniel M. Bell
                                  Title: President

/S/  LAURA BONITTO                Attest: /S/  JUAN F. RODRIGUEZ
--------------------                      ----------------------
As to TENANT                      Name:  Juan F. Rodriguez
                                  Title: Controller

                                             (CORPORATE SEAL)

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